UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 20, 2005

MBNA AMERICA BANK, NATIONAL ASSOCIATION

ON BEHALF OF THE

MBNA MASTER CREDIT CARD TRUST II

(Issuer of the Collateral Certificate)

AND THE

MBNA CREDIT CARD MASTER NOTE TRUST

(Issuer of the MBNAseries Class A, Class B, and Class C notes)

(Exact name of registrant as specified in its charter)

United States	333-104089	51-0331454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Wilmington, DE	19884-0781
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code (800) 362-6255.

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Section 8 – Other Events.

ITEM 8.01. Other Events.

On October 20, 2005, the MBNA Credit Card Master Note Trust issued its MBNAseries Class C(2005-3) Notes.

Section 9 – Financial Statements and Exhibits

ITEM 9.01 (c). Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4:

4.1	Class C(2005-3) Terms Document, dated as of October 20, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 20, 2005

MBNA AMERICA BANK, NATIONAL ASSOCIATION, as originator of the MBNA Master Credit Card Trust II and MBNA Credit Card Master Note Trust and Co-Registrant and as Servicer on behalf of the MBNA Master Credit Card Trust II as Co-Registrant

By:	/s/ Kevin F. Sweeney
Name:	Kevin F. Sweeney
Title:	First Vice President

Exhibit Index

Exhibit No.	Description
4.1	Class C(2005-3) Terms Document, dated as of October 20, 2005.